UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 16, 2002

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On September 16, 2002, Peoples Energy Corporation ("Peoples Energy") will give a presentation before securities analysts at which Peoples Energy will discuss the company's outlook and strategy and financial projections for fiscal years 2002 and 2003.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This Current Report on Form 8-K contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's expectations for capital spending, business strategy, and earnings per share for fiscal years 2002 and 2003. These statements speak of Peoples Energy's plans, targets, goals, beliefs, or expectations, refer to fiscal year 2003 or subsequent years or use similar terms. Actual results could differ materially because the realization of those results is subject to many uncertainties including, but not limited to: adverse decisions in the proceedings before the Illinois Commerce Commission concerning the prudency review of the utility subsidiaries' gas purchases; the future health of the U.S. and Illinois economies; the timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, and interest expense; adverse resolution of material litigation; business and competitive conditions resulting from deregulation and consolidation of the energy industry; effectiveness of the company's risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the U.S., Illinois and other states where Peoples Energy does business; changes in the nature of Peoples Energy's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; the company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time; operational factors affecting Peoples Energy's Gas Distribution, Power Generation and Oil and Gas Production segments; drilling risks and the inherent uncertainty of gas and oil reserve estimates; weather related energy demand; the timing and extent of changes in interest rates; and terrorist activities. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's filings under the Securities Exchange Act of 1934. All forward-looking statements included in this Form 8-K are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on September 16, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

September 16, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99	Forward Looking Information to be disclosed at securities analyst presentation on September 16, 2002.

EXHIBIT 99

Forward-Looking Information

Business Units


Peoples Energy
Gas Distribution
Energy Businesses
Peoples Gas
North Shore Gas
Retail Energy Services
Power Generation
Midstream Services
Oil and Gas Production

Gas Distribution is our core business

PEOPLES ENERGY

Asset-Based Energy Businesses

Manage Risk and Deliver Results





Chicago
SCEP
Elwood
Manlove

- 6,000 mile gas distribution system
- Manlove storage complex
- 2 BCF/d transmission pipeline
- 1,400 MW Elwood peaking facility (50% ownership)
- 350 MW SCEP peaking facility (30% ownership)
- 200,000 MMBTU/d NGL peaking facility
- 129 BCFE of proved oil and gas reserves

Delivering Results


EPS Contribution
$3.50
$3.00
$2.50
$2.00
$1.50
$2.25
$2.52
$2.62*
$3.16*
$2.70-$2.80*
1998
1999
2000
2001
2002E
Gas Distribution
Diversified

*Excludes special items.

Consistent and Stable Performance

- Achieved 5% EPS growth
- Enhanced the value of utility assets
- Leveraged strong Midwest utility presence through Midstream, Power and Retail business units
- Enhanced growth potential by building solid businesses in Oil and Gas and Power Generation
- Maintained strong dividend

What Are Investors Seeking?

- Consistent, low-risk earnings growth
- Solid and supportable dividend
- Strong balance sheet and liquidity
- Accounting clarity
- Utility business at the core

Financial Objectives and Strategy

Financial Objectives

- 5% long-term earnings growth
- Strong balance sheet
- Consistent, sustainable dividend growth

Strategy

- Enhance and build core gas distribution business
- Grow related energy businesses that leverage our Midwest presence and skills
- Continue low risk expansion of oil and gas production business
- Employ strategic alliances and acquisitions where appropriate
- Risk management focus

Peoples' Senior Leadership Team





Don Field
Gas Distribution



Bill Morrow
Power Generation
Midstream Services
Retail Energy Services



Steve Nance
Oil & Gas Production



Tom Nardi
Chief Financial Officer

PEOPLES ENERGY

Business Units

"Manage Risk and Deliver Results"

Gas Distribution



Core business that earns attractive returns and generates strong cash flow


Waukegan
Lake Forest
Chicago
Peoples Gas
North Shore Gas

Gas Distribution - Objectives

PEOPLES ENERGY

Manage Risk and Deliver Results

Generate Strong Cash Flows
Earn Solid Returns

Enhance Customer Service

Maintain Safe and Reliable System

Actively Manage Risk

Strong returns and cash flow — an operationally excellent business

Gas Distribution - Improving Efficiency

Fiscal Year End

Employees


2,800
2,700
2,600
2,500
2,400
2,300
2,200
1999
2000
2001
2002E
2003E

Gas Distribution - Enhancing Capital Efficiency

PEOPLES ENERGY

Manage Risk and Deliver Results

Fiscal Year

Capital Spending (Millions)


$150
$125
$100
$75
$50
1999
2000
2001
2002E
2003E

Gas Distribution - Gas Charge Reconciliation Case

PEOPLES ENERGY

Manage Risk and Deliver Results

- Illinois Commerce Commission (ICC) review of gas purchasing practices
  - FY 2001
- ICC Staff Motion
  - Focuses on off-system transactions / Enron relationship
  - Aggregate negative margin of $1.5MM
- Company offered to file additional direct testimony
- Proceeding should conclude by Summer 2003
- Our position: Gas purchasing practices were prudent

Gas Distribution - Bad Debt

- $17MM special charge in FY 2002 Q3 to increase reserve for uncollectible accounts
- Special charge reflected FY 2002 collection experience
- Multi-pronged approach to prevent recurrence
  - Bill affordability initiatives (hedging)
  - Delivering assistance for those who qualify
  - Increased discipline in credit and collection process
  - Innovative collection activity (e.g., collaboration with City of Chicago on problem landlords)

Midstream Services



Focused on the Midwest, providing value-added asset-based supply and services, capitalizing on reliability of hard assets and strength of balance sheet to assure performance

PEOPLES ENERGY

Manage Risk and Deliver Results

Midstream Services - At a Glance


PGL Chicago Hub
NICOR
NGPL
PERC NGL Peaking
Guardian
Alliance
Northern Border
Mahomet Pipeline
PGL LP
ANR
Midwestern
Trunkline
Under Construction

- Hub Services
  - Manlove Field Storage
    - 8 BCF for hub services
    - 27 BCF for utilities
- PERC NGL Peaking Plant
- Wholesale marketing and asset-based services
- Contractual Assets
  - 180,000 MMBTU/d pipeline transportation

Midstream Services - Objectives

- Optimize Assets
- Wholesale Marketing Growth
- Actively Manage Risk

Retail Energy Services



Provide value-added gas and electric services to customers seeking alternatives to traditional utility services



Peoples Energy
Nicor
ComEd

Power Generation



Develop and acquire strategically located, low-risk power generation assets, which are supported by long-term contracts

Power Generation - Objectives

Capitalize on Skills and Leverage Midwest Presence

Minimize Business Risk

Cautious and Selective Approach

Power Generation - A Record of Success

PEOPLES ENERGY

Manage Risk and Deliver Results



Elwood

The Elwood Project

- At 1,400MW, one of the largest peaking facilities in the U.S.
- 50 / 50 venture between Peoples and Dominion
- Mitigated fuel price and offtake risk through long-term contracts with Exelon & Aquila (exp. 2012 & 2015)
- Successful non-recourse financing
- Leverage site development
- Midstream business provides fuel management



SCEP

Southeast Chicago Energy Project

- Achieved commercial operation in July 2002
- 350MW gas-fired peaking facility
- Peoples is a 30% JV partner with Exelon
- Exelon is power offtake customer under a 20-yr agreement
- Leverage site development
- Midstream business provides fuel management

Power Generation - Growth Opportunities

PEOPLES ENERGY

Manage Risk and Deliver Results


Valencia Energy Facility


COB Energy Facility

Opportunities

- WECC
  - 2 sites in early stages of development
  - 2003/2004 Project: Valencia Energy Facility near Albuquerque, NM is strategically located in a load pocket, has received all major permits and is progressing with long-term PPA negotiations
  - 2005 Project: COB Energy Facility in Klamath Falls, OR is strategically located at the COB Trading Hub with access to California markets. All major permit applications have been filed.
  - Investment limited to permitting process, options on land and water, etc.
- Distressed market may offer acquisition opportunities

Oil and Gas Production



Value added growth through acquisitions, complementary drilling and asset management

Oil & Gas Production - At a Glance

Properties


Rockies – Non Operated
Production 3%
Reserves 1%
San Juan Basin – Non Operated
Production 24%
Reserves 27%
Arkoma Basin – Non Operated
Production 7%
Reserves 10%
Onshore South Texas – Operated
Production 49%
Reserves 50%
Onshore TX & LA Gulf Coast – Non Operated
Production 17%
Reserves 12%

- Recent Statistics
  - FY 2001 proved reserves — 129 BCFE
  - FY 2002 (9 mos.) net production — 45.9 MMCFD & 1.1 MBOD (52.7 MMCFED)
  - $10.5 MM acquisition in 2002
  - 100+% reserve replacement ratio
  - Houston-based team
    - 26 employees

Oil & Gas Production - Objectives

- Value Added Growth
- Strict Investment Criteria
- Actively Manage Risk

Oil & Gas Production - Drilling Success

- FY 2001
  - 89% overall success rate (27 wells)
  - 100% success rate when Peoples was operator (6 of the 27 wells)
  - 9.1 BCFE reserves added
- FY 2002 (year-to-date)
  - 90% overall success rate (20 wells)
  - 93% success rate when Peoples was operator (15 of the 20 wells)
  - 3 wells in progress
- Self-funding drilling program — $30MM in FY 2003

Oil & Gas Production - Acquisitions


Houston
East White Point Field
Existing Properties

FY 2002 - East White Point

- $10.5MM purchase price
- 1.8 MMCFED
- Implemented one recompletion
  - < $75,000
  - 0.8 MMCFED or 45% increase in net production
- Additional opportunities

FY 2003 - Outlook

- $50MM targeted
- Competitive environment
- Maintain disciplined approach

Financial Overview

Financial Overview - FY 2002 Recap

- EPS outlook at high-end of $2.70-$2.80 per share range
- Common equity improved from 39% to 46%
- $300 million of corporate debt retired
- Customer A/R down over $500 million from March 31, 2001
- $17MM special charge to boost utility reserve for uncollectible accounts
- Maintained excellent liquidity, with bank lines totaling $375 million

EPS Outlook

*Fiscal Year (*excludes special items)*


$3.50
$3.00
$2.50
$2.00
$1.50
$2.25
$2.52
$2.62*
$3.16*
$2.70-$2.80*
$2.70-$2.80
1998
1999
2000
2001
2002E
2003E
Special items

FY 2003 Outlook

- EPS range of $2.70-$2.80 per share
- Improved operating results
- Overcoming lower pension credits
- Assumes $205MM capital program
- Continued utility operating / capital cost management focus

Financial Overview - FY 2003 vs. 2002

	EPS Impact
FY 2002 EPS (excl. special charge of $.29)	$2.70-$2.80
Key variables:	
Lower pension credits	(.35-.40)
Section 29 tax credits	(.08-.10)
Non-recurring items	(.20)
Weather, net of weather insurance	.25-.30
Growth from ongoing operations	.15-.20
New power and oil & gas projects	.05-.15
FY 2003 EPS outlook	$2.70-$2.80

Gas Distribution - Operating Income

Millions


$250
$200
$150
$100
$50
$0
1999
2000
2001
2002E
2003E
Excludes special items.

Per cent colder (warmer) than normal	(14%)	(14%)	4%	(12%)

FY 2003 Outlook

- Normal weather (100 DD change = $.05 per share)
- Lower pension credits ($20.0-$25.0MM)
- Ongoing cost management focus
- Current weather insurance policy through FY 2004

Consistent and stable earnings and cash flow

Gas Distribution -
Collection of Accounts Receivable

PEOPLES ENERGY

Manage Risk and Deliver Results

A/R Balance, net (Millions)



$700
$600
$500
$400
$300
$200
$100
$0
Dec '96
Sept '97
Sept '98
Sept '99
Sept '00
Sept '01
Sept '02E
Actual
Projected

Gas Distribution - Aging of Accounts Receivable

PEOPLES ENERGY
Manage Risk and Deliver Results

	Sept. 2002E	June 2002	Sept. 2001
Current	$64	$81	$83
30-89 Day	20	55	40
90-149 Day	19	32	42
150 Day	56	62	122
Accounts Receivable	$159	$230	$287
Reserve Balance	$31	$36	$45
Reserve to AR Ratio	19.5%	15.7%	15.7%

Midstream Services - Operating and Equity Investment Income

PEOPLES ENERGY
Manage Risk and Deliver Results



Millions
$20
$15
$10
$5
$0
10% Annual Growth Rate
1999
2000
2001
2002E
2003E

FY 2003 Outlook

- Maintain strong hub performance
- Service Highlights
  - Successfully entered Wisconsin markets — 100,000 MMBTU/d
  - Fuel manager for three power generators — 2,500MW
  - Strong seasonal storage values projected
- No speculative trading

Retail Energy Services - Operating Income


Millions
$5
$0
-$5
-$10
1999
2000
2001
2002E
2003E

FY 2003 Outlook

- Grow C&I customer base and volumes
  - Gas: 30% increase in customers/20% increase in volume
  - Electric: 100% increase in customers/35% increase in volume
- Continuing emphasis on cost management
- Additional opportunities

Power Generation - Operating and Equity Investment Income

Millions


Project
financing impact
$30
$25
$20
$15
$10
$5
$0
1999
2000
2001
2002E
2003E

FY 2003 Outlook

- Full year contribution from Southeast Chicago Energy Project — $5MM
- Develop / acquire a 150 MW project
- FY 2002 reflects $4.6MM site development contribution

Oil & Gas Production - Operating and Equity Investment Income


Millions
$25
$20
$15
$10
$5
$0
-$5
1999
2000
2001
2002E
2003E
Operating Income
Equity Investment Income

FY 2003 Outlook

- FY 2002 includes $5.1MM gain from settlement of Enron-related hedges
- Assumes average NYMEX price of $3.25 per MMBTU
- 10%-20% increase in production
- Capital program
  - $50MM acquisitions
  - $30MM drilling
- Exit EnerVest partnership

Oil & Gas Production - FY 2003 Hedge Position

PEOPLES ENERGY

Manage Risk and Deliver Results

	Volume Hedged	Wtd. Avg. Prices ($/MMBTU)/($/BBL)
Gas (MMBTU/000's)		
Swaps	8,865	$3.36
Collars	4,420	$3.15 - $4.61
	13,285 (1)	$3.29 - $3.78
Oil (MBO)		
Swaps	273 (2)	$20.82

(1) Approximately 65% of proved production

(2) Approximately 70% of proved production

Financial Overview - Capital Spending

Fiscal Year


Millions
$400
$300
$200
$100
$0
1998
1999
2000
2001
2002E
2003E
Other
Oil & Gas
Power Generation
Gas Distribution

Financial Overview - Capital Structure

Fiscal Year End


Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
9%
37%
54%
21%
35%
44%
20%
41%
39%
11%
43%
46%
50%-55%
45%-50%
1999
2000
2001
2002E
2003E
Short-Term Debt
Long-Term Debt
Common Stockholders' Equity

ROE	1999	2000	2001	2002E	2003E
ROE	12%	11%	12%	11%	12%

High Quality Credit Ratios

FFO / Interest Coverage


6.00
5.00
4.00
3.00
2.00
4.1x
2.8x
2000
2001
2002E
2003E

Total Debt to Total Cap


64.0%
60.0%
56.0%
52.0%
56%
61%
2000
2001
2002E
2003E

Pretax Interest Coverage


4.50
4.00
3.50
3.00
2.50
2.00
3.3x
3.1x
2000
2001
2002E
2003E

FFO / Total Debt


30.0%
20.0%
10.0%
0.0%
20.1%
11.7%
2000
2001
2002E
2003E

Robust and stable coverage ratios yield a high quality credit profile

PEOPLES ENERGY

"Manage Risk and Deliver Results"

Key Investment Considerations

- Consistent, low-risk earnings growth
- Sustained dividend growth / attractive yield
- Strong balance sheet and liquidity
- Accounting clarity
- Core utility business
- Strategic Chicago hub location
- Experienced and proven management team

Q&A

"Manage Risk and Deliver Results"